UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

Dot VN, Inc.
(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53367	20-3825987
(Commission File Number)	(IRS Employer Identification No.)

000-53367

(Commission File Number)

20-3825987

 (IRS Employer Identification No.)

9449 Balboa Avenue, Suite 103, San Diego, California 92123

 (Address of principal executive offices and Zip Code)

(858) 571-2007

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On July 1, 2015, Dot VN, Inc. (the “Company”) filed a Certificate of Designation with the Secretary of State of the State of Delaware to establish the 2015 Series B Convertible Preferred Stock, (See Item 5.03 below).  Each share of Series B Preferred Stock converts, at the option of the holder, into 20 shares of the Company’s Common Stock.  The Company currently issues Common Stock to employees quarterly, for a portion of their earned wage, at the greater of five cents ($0.05) or the market closing price on the day of issue (the “Five Cent Floor”) per share.  The Company uses the Five Cent Floor for employee share transactions and to be consistent has priced the Series B Preferred Stock at one dollar ($1.00) per share based on the 20 to 1 conversion rate ($0.05 x 20). The Certificate of Designation, a copy of which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K, became effective upon filing.

Upon designation of the Series B Preferred Stock, the Company issued, effective March 31, 2015, an aggregate of 4,113,048 shares of the 2015 Series B Convertible Preferred Stock at $1.00 per share (the "Series B Preferred Stock") to Mr. Thomas Johnson (2,502,406 shares for $2,502,406), the Company’s Chief Executive Officer and Chairman of the Board of Directors and Dr. Lee Johnson (1,610,642 shares for $1,610,642), the Company’s President, Chief Technology Officer, Chief Financial Officer, Secretary and a Director.  The March 31, 2015, effective date for issuance of the Series B Preferred Stock eliminated $89,028 of interest expense which would have accrued from April 1, 2015 to June 30, 2015, the filing of the Series B Preferred Stock Certificate of Designation.

The Series B Preferred Stock were issued in satisfaction of i) unpaid accrued salary, including interest, from December, 2009 through March, 2015 by each of Mr. Thomas Johnson ($1,069,023) and Dr. Lee Johnson ($867,503) under their respective employment agreements, as amended, with the Company; ii) two ten percent convertible notes issued March 12, 2010 with a three year term due, as amended, April 30, 2015 held by Mr. Thomas Johnson ($496,071) and Dr. Lee Johnson ($496,071) with a $0.153 conversion price; and iii) two eight percent convertible notes issued November 17, 2009 with a seven and a half month term due, as amended, April 30, 2015 held by Mr. Thomas Johnson ($937,312) and Dr. Lee Johnson ($247,068) with a $0.014 conversion price.

Upon accepting the Series B Preferred Stock both Mr. Thomas Johnson and Dr. Lee Johnson, as additional consideration for the Series B Preferred Stock, also agreed to forfeit their right to receive a large number of Common Stock shares based on the terms of two convertible notes they each held.  Mr. Thomas Johnson’s $496,071 ten percent convertible note could have been converted into 3,242,295 Common Stock shares and his $937,312 eight percent convertible note could have been converted into 66,950,858 Common Stock shares for an aggregate of 70,193,153 Common Stock shares whereas the 1,433,383 shares of Series B Preferred Stock received in satisfaction of these two convertible notes, totaling $1,433,383, converts into only 28,667,660 Common Stock shares, accordingly Mr. Thomas Johnson forfeited the right to receive 41,525,493 shares of the Company’s Common Stock.  Dr. Lee Johnson’s $496,071 ten percent convertible note could have been converted into 3,242,295 Common Stock shares and his $247,068 eight percent convertible note could have been converted into 17,647,715 Common Stock shares for an aggregate of 20,890,010 Common Stock shares whereas the 743,139 shares of Series B Preferred Stock received in satisfaction of these two convertible notes, totaling $743,139,  converts into only 14,862,780 shares of the Company’s Common Stock, accordingly Mr. Lee Johnson forfeited the right to receive 6,027,230 shares of the Company’s Common Stock.

Together Mr. Thomas Johnson and Dr. Lee Johnson forfeited the right to receive an aggregate of 47,552,723 shares of the Company’s Common Stock to assist the Company improve its Balance Sheet by the removal of short term debt without adding to shareholder dilution.

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Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

On October 13, 2014, the Company was notified by PLS CPA, a Professional Corp. (“PLS”) that the firm resigned as the Company’s independent registered public accounting firm for internal reasons related to the Company having not requested their services to audit the prior three (3) fiscal years.  The resignation of PLS was accepted by the Company’s board of directors.

The audit reports of PLS on the Company’s financial statements for the last two fiscal years audited which ended April 30, 2011 (“Fiscal 2011”) and April 30, 2010 (“Fiscal 2010”) did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, except the audit reports contained an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During Fiscal 2011 and Fiscal 2010, and during the period from May 1, 2011 through October 13, 2014, the Company had: i) no disagreements with PLS of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PLS’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided PLS with a copy of the foregoing disclosures prior to the filing of this Form 8-K and requested that PLS furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not PLS agreed with the disclosure in this Item 4.01.  A copy of PLS’s letter to the SEC in response to the foregoing request is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On April 29, 2015, the Company re-engaged PLS CPA, a Professional Corp. as the Company’s independent registered public accounting firm for the audit of the fiscal year ended April 20, 2012 and for the audits of fiscal years ended April 30, 2013, 2014, and 2015 and to perform the interim quarterly reviews associated with such fiscal years.

During Fiscal 2011 and Fiscal 2010, and during the period from May 1, 2011 through April 29, 2015, the date of PLS’s engagement, neither the Company nor anyone on its behalf consulted PLS regarding either i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) on any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively), except that PLS was the Company’s independent registered public accounting firm for the audits of Fiscal 2011 and Fiscal 2010.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2015, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the designations, powers, preferences and relative, participating optional, conversion and other rights, and the qualifications, limitations and restrictions thereof, of the Series B Preferred Stock.  The Certificate of Designation, a copy of which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K, became effective upon filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

No.	Description
3.1	Certificate of Designation of 2015 Series B Convertible Preferred Stock dated July 1, 2015.

16.1	Letter of PLS CPA, a Professional Corp., dated July 1, 2015, to the SEC regarding statements included in this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT VN, INC. (Registrant)

Date: July 6, 2015	By:	/s/ Lee P. Johnson
	Name:	Lee P. Johnson
	Title:	President

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Exhibit Index

No.	Description

3.1	Certificate of Designation of 2015 Series B Convertible Preferred Stock dated July 1, 2015.

16.1	Letter of PLS CPA, a Professional Corp., dated July 1, 2015, to the SEC regarding statements included in this Current Report on Form 8-K.

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